UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report - May 24, 2004

                            DNB FINANCIAL CORPORATION
             (Exact name of registrant as specified in its chapter)

       Pennsylvania                     0-16667                   23-2222567
       ------------                     -------                    ----------
(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)


4 Brandywine Avenue, P.O. Box 1004, Downingtown, Pennsylvania         19335-0904
-------------------------------------------------------------         ----------
                        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code                 (610)269-1040
                                                                   -------------

                                       N/A
          (Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

         Not Applicable

Item 2. Acquisition or Disposition of Assets.

         Not Applicable

Item 3. Bankruptcy or Receivership.

         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.

         Not Applicable

Item 5. Other Events and Regulation FD Disclosure.

     On May 24, 2004, DNB Financial Corporation officially changed the name of its primary subsidiary from Downingtown National Bank to DNB First, National Association.

Item 6. Resignations of Registrant's Directors.

         Not Applicable

Item 7. Financial Statements and Exhibits.

        Not Applicable

Item 8. Change in Fiscal Year

        Not Applicable

Item 9. Regulation FD Disclosure.

        Not Applicable


Item 10. Amendments to the Registrant's Code of Ethics,or Waiver of a Provision of the Code of Ethics.

         Not Applicable

Item 11. Temporary Suspension of Trading Under Registrant's Employee
         Benefit Plans

         Not Applicable

Item 12. Results of Operations and Financial Condition

         Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     DNB FINANCIAL CORPORATION
                                                     ---------------------------
                                                        (Registrant)


                                                     /s/ Henry F. Thorne
                                                     ---------------------------
                                                     Henry F. Thorne, President
                                                     and Chief Executive Officer
Date    May 24, 2004
        -----------------